                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               INTERNATIONAL DAIRY QUEEN, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        INTERNATIONAL DAIRY QUEEN, INC.

To the Stockholders of International Dairy Queen, Inc.:

    PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of International Dairy Queen, Inc. will be held on Wednesday, March 8, 1995, at 10:00 a.m. in the General Offices of the Company at 7505 Metro Boulevard, Minneapolis, Minnesota, to consider and act upon the following matters:

     I. To elect directors for the ensuing year.

    II. Amending the Company's Stock Option Plan of 1993 to increase the number of shares of Class A Common Stock issuable thereunder from 600,000 shares to 1,200,000 shares.

    III. To consider and act upon the matter of ratifying the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending November 30, 1995.

    IV. To transact such other business as may properly come before the meeting.

    In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination at the General Offices of the Company for ten business days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. Minneapolis time, and at the meeting, during the whole time thereof.

    Accompanying this notice is a Proxy and Proxy Statement and a copy of the Company's Annual Report for the year ended November 30, 1994. Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on January 20, 1995, will be entitled to vote at the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    Michael P. Sullivan
                                                         President
February 8, 1995

                                PROXY STATEMENT

                        INTERNATIONAL DAIRY QUEEN, INC.

                              7505 METRO BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55439

                ANNUAL MEETING OF STOCKHOLDERS -- MARCH 8, 1995

                                    GENERAL

    The enclosed Proxy is solicited by the Board of Directors of International Dairy Queen, Inc. (the "Company"). Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: David M. Bond, Secretary, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement; (2) in favor of the proposal to amend the Company's Stock Option Plan of 1993 to increase the number of shares of Class A Common Stock available for grants under the plan; (3) for the ratification of the appointment of Ernst & Young as the independent auditors of the Company; and (4) in the Proxies' discretion upon such other business as may properly come before the meeting.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement is being mailed to stockholders on or about February 9, 1995.

                           PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the Company's 1996 Annual Meeting of Stockholders should be received by the President of the Company at the above address no later than November 11, 1995, in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                               OUTSTANDING STOCK

    Class A Common Stock, $.01 par value ("Class A Common Stock"), of which there were 14,666,344 shares outstanding on the record date, and Class B Common Stock, $.01 par value ("Class B Common Stock"), of which there were 8,807,180 shares outstanding on the record date, constitute the only classes of outstanding voting securities issued by the Company. Each holder of Class A Common Stock will be entitled to cast one vote in person or by proxy for each share of Class A Common Stock held for the election of directors to be elected by the holders of the Class A Common Stock. Each holder of Class B Common Stock will be entitled to cast one vote in person or by proxy for each share of Class B Common Stock held for the election of the directors to be elected by the holders of the Class B Common Stock and for all other matters voted on at the meeting. Only stockholders of record at the close of business on January 20, 1995, will be entitled to vote at the meeting.

    Information as to the name, address and stock holdings of each person known by the Company to be the beneficial owner of more than 5% of its Class A Common Stock or Class B Common Stock and as to name and the stock holdings of each director and nominee for election to the Board of Directors and by all officers, directors and nominees, as a group, as of January 20, 1995, is set forth below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                         CLASS A COMMON STOCK                CLASS B COMMON STOCK
                                                      ---------------------------      --------------------------------
                                                         AMOUNT          PERCENT           AMOUNT              PERCENT
                                                      BENEFICIALLY         OF           BENEFICIALLY             OF
               STOCKHOLDER/DIRECTOR                      OWNED            CLASS             OWNED               CLASS
- --------------------------------------------------    ------------      ---------      ---------------        ---------
Rudy Luther                                           1,566,984             10.7%         1,631,850(1)            18.5%
5353 Wayzata Blvd.
Minneapolis, MN 55416
Nicholas Company, Inc. (2)                            1,901,700             13.0%           974,400               11.1%
700 North Water Street
Milwaukee, WI 53202
John W. Mooty                                           565,541(3)           3.9%           853,614(1)(3)          9.7%
33 South Sixth Street
Suite 3400
Minneapolis, MN 55402
Gilbert Stein                                           220,882(4)           1.5%           845,760(4)             9.6%
4 Bay Ridge
Springfield, IL 62707
Rudy Luther Trusts for Children                         100,800             *               550,000(1)             6.2%
7505 Metro Boulevard
Minneapolis, MN 55439
Jane N. Mooty                                            14,035(5)          *               625,882(1)(5)          7.1%
7505 Metro Boulevard
Minneapolis, MN 55439
Ernest F. Dorn                                            None              --              None                 --
Ernest F. Dorn Jr.                                        None              --              None                 --
Richard I. Giertsen                                      37,994             *               130,345(6)             1.5%
Frank L. Heit                                             9,900             *                 3,000               *
C. David Luther                                          50,400(7)          *               297,000(1)(7)          3.4%
Raymond Mithun                                            None              --              None                 --
Raymond C. Schweigert                                    17,694             *                11,796               *
Michael P. Sullivan                                      54,246(8)          *                41,880(8)            *
All officers and directors                            2,885,818(9)          19.3%         4,379,149(9)            49.7%
 and nominees as a group (25 persons)

- ------------------------
*    Less than one percent
(1) During March 1994, members of the John W. Mooty and Jane N. Mooty families granted certain rights to acquire their shares of the Company's Class B Common Stock to the members of the Rudy Luther family and the members of the Rudy Luther family granted reciprocal rights to their shares of Class B Common Stock to the members of the John W. Mooty and Jane N. Mooty families. Members of  these families, in  the aggregate, own  approximately
     55% of the Company's outstanding shares of Class B Common Stock and approximately 20% of the Company's outstanding shares of Class A Common
     Stock.
(2) The Nicholas Company, Inc. is an investment advisor. Based on information provided by the Nicholas Company, funds and other client accounts managed by it hold sole voting power with respect to these shares.
(3)  Does not include securities shown opposite Mrs. Mooty's name.
(4)  Includes  shares  owned by  Capitol Dairy  Queen,  Inc. and  Illinois Dairy
     Queen, Inc.
(5)  Does not include securities shown opposite Mr. Mooty's name.
(6) Includes 31,995 shares owned by a trust of which Mr. Giertsen is a co-trustee.
(7) All of the Class A shares and 275,000 shares of the Class B shares are owned by one of the Rudy Luther Trusts for Children.
(8) Does not include shares owned by the Rudy Luther Trusts for Children, the trustee of which is Mr. Sullivan. Includes 30,900 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.
(9)  Includes shares  owned by  the Rudy  Luther Trusts  for Children.  Includes
     290,382  shares subject to options to acquire shares of the Company's Class
     A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.

                             ELECTION OF DIRECTORS

    The Company's by-laws provide that the size of the Board of Directors shall be not less than five nor more than fifteen directors. The Proxies granted by the holders of Class A Common Stock will be voted at the meeting for the election of the two persons listed below as Class A Nominees as directors of the Company. The Proxies granted by the holders of Class B Common Stock will be voted at the meeting for the election of the seven persons listed below as Class B Nominees as directors of the Company. All of the following persons, except for Ernest F. Dorn, Jr. and C. David Luther, were elected as directors at the Annual Meeting of Stockholders on March 9, 1994, to hold office until the next Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualified. Ernest F. Dorn, Jr. and C. David Luther are not now directors of the Company. In the event that one or more of the below named persons shall unexpectedly become unavailable for election (the Company has no knowledge of any such unavailability), votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board determines to reduce its size appropriately. In no event will the proxies granted by stockholders be voted for more than two Class A Nominees or seven Class B Nominees.

             NAME, AGE AND                DIRECTOR
       POSITIONS WITH THE COMPANY           SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
- ----------------------------------------  ---------  -----------------------------------------------------------
CLASS A NOMINEES:
  *Michael P. Sullivan -- 60                1984     President of the Company since November 30, 1987. Mr.
   President and Chief Executive Officer             Sullivan is a director of Valspar Corporation.
   of the Company and a Director
   Frank L. Heit -- 58                      1992     Private Investor. Mr. Heit retired from his position as
   Director                                          Executive Vice President and Treasurer of the Company in
                                                     January 1994. Mr. Heit had held this position for more than five years.

             NAME, AGE AND                DIRECTOR
       POSITIONS WITH THE COMPANY           SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
- ----------------------------------------  ---------  -----------------------------------------------------------
CLASS B NOMINEES:
  *John W. Mooty -- 72                      1970     Member of the Minneapolis law firm of Gray, Plant, Mooty,
   Chairman of the Board of Directors                Mooty & Bennett, P.A. for more than the last five years.
   and Executive Committee
   Ernest F. Dorn, Jr. -- 62                 --      President of Community Credit Co., auto financing and
                                                     consumer loans, a subsidiary of Norwest Financial Services,
                                                     Inc., for more than the last five years.

   Richard I. Giertsen -- 49                1993     General Manager of Giertsen Company, a construction
   Director                                          company, for more than five years; Vice President of Nebco
                                                     Evans, Inc., a food distribution company, since December
                                                     1990; President of LL Distribution Systems, Inc., a food
                                                     distribution company, from February 1976 to December 1990;
                                                     and Secretary/Treasurer of MIRI Enterprises, Inc. a fast
                                                     food restaurant, for more than five years.
   C. David Luther -- 38                             President of Motors Management Corporation, owner and
                                                     operator of an auto leasing company and a number of auto
                                                     dealerships, since June 1992. Mr. Luther has served as a
                                                     director of Motors Management Corporation for more than the last five years.
   Raymond Mithun -- 85                     1970     Private investor for more than the last five years.
   Director
   Jane N. Mooty -- 73                      1970     Private investor for more than the last five years.
   Director
   Raymond C. Schweigert -- 82              1970     Private investor for more than the last five years.
   Director

- ------------------------
* Member of the Executive Committee of the Board of Directors.

    Jane N. Mooty is the wife of John W. Mooty. There is no other family relationship between any of the persons listed above. Board members are paid $1,000 per board meeting attended.

    During fiscal 1994, the Board of Directors of the Company met five times and the Executive Committee of the Board of Directors met four times. During this period all directors attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee.

    Rudy Luther, who is not standing for re-election to the Board of Directors, and John W. Mooty serve on the Board of Directors' Compensation Committee. The Compensation Committee met three times during fiscal 1994.

    Ernest F. Dorn, who is not standing for re-election to the Board of Directors, and Messrs. Giertsen, Heit and Schweigert are members of the Board of Directors' Audit Committee. This committee met twice during fiscal 1994 to review the results for the 1993 audit and the plan for the

1994 audit. The functions of the Audit Committee include recommending to the Board of Directors, subject to stockholder approval, the independent auditors; reviewing and approving the results of the annual audit; and instructing the auditors, as deemed appropriate, to undertake special assignments.

                     AMENDMENT OF STOCK OPTION PLAN OF 1993

    The Stock Option Plan of 1993 (the "1993 Plan"), is set forth as Exhibit A to this Proxy Statement. The following description of the 1993 Plan is qualified in its entirety by reference to the 1993 Plan set forth in Exhibit A.

    The Board of Directors recommends that the current reservation of 600,000 shares of the Company's Class A Common Stock as the maximum number of shares which may be optioned and sold under the 1993 Plan be increased by an additional 600,000 shares of Class A Common Stock, thereby bringing the total number of shares of such stock available for options pursuant to the 1993 Plan to 1,200,000 shares of Class A Common Stock. The high and low sale prices of the Class A Common Stock, as listed in The Wall Street Journal on the Nasdaq National Market for February 2, 1994, were $16.875 and $16.75, respectively.

    The Board of Directors believes that its various stock option plans have been of benefit to the Company by assisting the Company and its subsidiaries in attracting, retaining and motivating key employees. The Board of Directors also believes that the best interests of the Company and its stockholders require that the Company continue to be in a position to offer options to present and prospective key personnel and present and prospective consultants. There currently are only 32,527 shares of Class A Common Stock available for option grants under the 1993 Plan.

    The purpose of the 1993 Plan is to promote the interests of the Company and its stockholders by helping the Company and its subsidiaries attract, retain, motivate, and reward key employees and consultants, including officers and directors of the Company.

    The Board of Directors recommends a vote FOR the amendment of the 1993 Plan and the reservation of an additional 600,000 shares of Class A Common Stock for issuance thereunder. The affirmative vote of stockholders holding at least a majority of Class B Common Stock (the only class of stock entitled to vote on this matter) voting in person or by proxy at the Annual Meeting is necessary for approval. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the amendment of the 1993 Plan.

SUMMARY OF THE 1993 PLAN

    ADMINISTRATION. The 1993 Plan will be administered by the Board of Directors and the Company's Stock Option Committee, currently consisting of Rudy Luther and John W. Mooty. The Committee, membership of which is limited to non-employee directors of the Company, administers those portions of the 1993 Plan in which directors participate and the Board of Directors administers the remainder of the 1993 Plan. The members of the Committee are not entitled to receive options under the 1993 Plan. The Company indemnifies each member of the Committee and the Board of Directors for actions taken under the 1993 Plan.

    INCENTIVE AND NONSTATUTORY STOCK OPTIONS. Both incentive stock options and options which do not qualify as incentive stock options ("nonstatutory stock options") may be granted under the 1993 Plan.

    ELIGIBILITY. Employees of the Company and its subsidiaries, including officers and directors currently who are employed by the Company or any subsidiary of the Company, are eligible to receive incentive stock options and nonstatutory stock options under the 1993 Plan. The Company and its subsidiaries have approximately 560 employees. Consultants of the Company and its subsidiaries, including officers and directors who provide consulting services to the Company or any subsidiary of the Company, and members of the Company's Board of Directors, other than the directors who serve on the Stock Option Committee, who are not employees of the Company or any of its subsidiaries are eligible to receive nonstatutory stock options under the 1993 Plan. There currently are no consultants to the Company or its subsidiaries who would be considered for option grants under the 1993 Plan, and there are seven non-employee directors of the Company.

    It is not possible to state in advance which persons will be granted options under the 1993 Plan in the future. An aggregate of 95 employees were granted stock options for 325,540 shares of Common Stock under the 1993 Plan during fiscal 1994. No directors who were not employees of the Company received options in fiscal 1994. Optionees in the 1993 Plan are selected by the Board or the Committee from among those employees and consultants who, in the opinion of the Board or the Committee, have contributed or are in a position to contribute to the Company's continued growth and development and to its long-term financial success. See "Executive Compensation -- Option Grants in Last Year."

    STOCK SUBJECT TO 1993 PLAN. The number of shares of Class A Common Stock of the Company which currently are subject to options granted under the 1993 Plan is 567,473 shares and 32,527 shares of Class A Common Stock currently are available for future option grants under the 1993 Plan. Those shares may be either authorized but unissued shares or shares acquired by the Company, including shares purchased in the open market, as the Board or the Committee determines. Shares subject to options which are no longer exercisable will be available for issuance pursuant to other options.

    EXERCISE PRICE. The 1993 Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value of the Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the 1993 Plan is the price established by the Board or the Committee which normally also is expected to be no less than 100% of the fair market value. The exercise price of an option is to be paid in cash or in such other consideration as the Board or the Committee deems acceptable.

    NON-TRANSFERABILITY.    All  options  granted under  the  1993  Plan  may be
exercised  during  the  optionee's  lifetime  only  by  the  optionee  and   are
non-transferable except by will or the laws of descent and distribution.

    EXERCISE. Generally, except as otherwise specified by the Board or the Committee, the duration of each option is seven years from the date of grant. An optionee may exercise an option for certain amounts of the shares subject to the option based on the optionee's number of years of continuous service with the Company or a subsidiary of the Company from the date on which the option is granted. Generally, after one year of continuous service, the optionee may exercise the option for up to 25% of the shares originally subject to the option; after two years of continuous service, the optionee may exercise the option for up to 50% of the shares originally subject to the option; after three years of continuous service, the optionee may exercise the option for up to 75% of the shares originally subject to the option; and after four years of continuous service, the optionee may exercise the option for all of the shares that remain subject to the option. If an employee retires before vesting of all options is complete, the remaining options shall vest on the date of such retirement. In no event will an option be exercisable later than ten years from the date of grant of the option.

    EFFECT OF TERMINATION OF SERVICES. Generally, unless, in the case of nonstatutory stock options, otherwise specified by the Board or the Committee, if an optionee's employment or provision of services as a consultant, as the case may be, is terminated: (i) for a reason other than death, disability or cause, options held by the optionee may be exercised no later than three months following the optionee's termination; (ii) due to the optionee's death or permanent and total disability, options held by the optionee may be exercised for a period of twelve months following the termination; or (iii) for cause, any options held by the optionee will terminate immediately. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment or provision of services as a consultant or a non-employee director, and in no event is an option exercisable after the termination date specified in the option grant.

    GRANT OF MANAGEMENT PERFORMANCE OPTIONS. Under the 1993 Plan, incentive stock options or nonstatutory stock options may also be granted to key management personnel, including employee officers, based on performance ("management performance options"). With respect to employee directors, these options may be granted only by members of the Committee which is composed exclusively of non-employee directors who are not eligible to receive such options.

    STOCK DIVIDENDS AND STOCK SPLITS. The number, kind and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or other similar change in the Company's outstanding securities. The number of shares of Class A Common Stock of the Company reserved for issuance pursuant to options granted under the 1993 Plan will also be adjusted by the Board of Directors for any such changes.

    REORGANIZATION. If substantially all of the Company's assets or more than 50% of the Company's issued and outstanding shares of Common Stock are acquired by a person or an affiliated group of persons, the Company may, but is not obligated to, cancel all options outstanding under the 1993 Plan if the Company pays to each optionee an amount equal to a reasonable estimate of the difference between the net amount per share payable as a result of the acquisition less the exercise price of the option. If the Company is the surviving corporation in a merger or consolidation, options granted under the 1993 Plan will apply to the securities to which a holder of the number of shares of Class A Common Stock subject to the option would have been entitled in the merger or consolidation. If the Company is not the surviving corporation in a merger or consolidation, or if the Company is dissolved or liquidated, all options outstanding under the 1993 Plan will terminate; provided, each optionee either (a) will be offered by the surviving corporation of the merger or consolidation an option to purchase its shares on terms which will substantially preserve the optionee's rights and benefits under outstanding options under the 1993 Plan, or (b) will have the right, immediately prior to the merger, consolidation, dissolution or
liquidation,   to  exercise  any  unexercised   options,  whether  or  not  then
exercisable.

    TERM OF 1993 PLAN; AMENDMENT. The 1993 Plan will terminate on March 7, 2003, or, if earlier, upon the purchase of all Class A Common Stock subject to the 1993 Plan pursuant to the exercise of options granted thereunder. Any options outstanding after the termination of the 1993 Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the 1993 Plan, except that the Board may not, without stockholder approval, increase the number of shares of Class A Common Stock as to which options may be granted or change the class of employees or consultants eligible to receive options under the 1993 Plan.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee will not realize taxable compensation income upon the grant of an incentive stock option under the 1993 Plan. In addition, an optionee will not realize taxable compensation income as a result of the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of the option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is treated as an adjustment to income for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the 1993 Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as compensation income except when the holding period requirements discussed above are not satisfied.

    An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes compensation income therefrom.

    NONSTATUTORY OPTIONS. An optionee will not realize taxable compensation income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable compensation income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

    An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the 1993 Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as long-term or short-term capital gain, depending on the holding period of the stock.

    Any compensation income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

                             EXECUTIVE COMPENSATION
         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees, and directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company. The Committee comprises two members of the Board of Directors, neither of whom is an employee of the Company.

    EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain qualified executives. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, compensation levels generally in the Minneapolis/ St. Paul metropolitan area, equity among employees, and cost effectiveness.

        BASE PAY. Base pay is designed to be competitive, although conservative as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/St. Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership, and potential future contribution.

        ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 1994 the bonus was based on the Company's and the individual's performance in comparison to a plan established at the beginning of the year. In its evaluation of executive officers and the determination of discretionary bonuses, the Committee makes a judgment after considering the factors it deems relevant, which may include consequences for performance that is below expectations. The initial recommendation with respect to all executive officers other than the President, is made by the President.

        LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to stockholder return. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after five years. Stock options are awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Accordingly, the executive is rewarded only if the stockholders receive the benefit of appreciation in the price of the Common Stock.

        Because long-term options vest over time, the Company periodically (generally once each year) grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Committee, but are not entirely determinative of future grants. Like the annual bonus, each executive's actual grants are based upon performance measured against the criteria described in the preceding paragraphs.

    ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the President.

    CHIEF EXECUTIVE OFFICER. The President and Chief Executive Officer's compensation is established by the Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economy goals established at the beginning of the year, his current level of compensation in comparison with the level of compensation paid the Chief Executive Officers of the largest 100 companies in the Minneapolis/St. Paul metropolitan area and, with respect to grants of additional stock options, the number of shares of the Company's Common Stock and options he currently owns. The Committee also considers the President's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general.

    The foregoing report is submitted by Rudy Luther and John Mooty, current members of the Compensation Committee.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers for fiscal 1994, all of whom were executive officers at the end of the fiscal year (the "Named Executive Officers").

                                                                         LONG-TERM
                                               ANNUAL COMPENSATION     COMPENSATION
                                   FISCAL    ------------------------  -------------
    NAME/PRINCIPAL POSITION         YEAR       SALARY        BONUS      OPTIONS (#)
- --------------------------------  ---------  -----------  -----------  -------------
Michael P. Sullivan,                   1994  $   329,500  $   120,000    19,250 shs.
 President and Chief                   1993      324,000      100,000    14,000 shs.
 Executive Officer                     1992      314,250      103,000    15,750 shs.
Edward A. Watson,                      1994      176,699       55,000    15,850 shs.
 Executive Vice                        1993      166,157       45,000    12,000 shs.
 President -- Operations               1992      159,357       42,000    11,550 shs.
Mark S. Broin,                         1994      151,287       12,565    10,625 shs.
 Vice President                        1993      147,254        9,029     9,000 shs.
 Information Services                  1992      141,351        9,733     7,875 shs.
Gary H. See,                           1994      149,396       15,364    13,500 shs.
 Vice President                        1993      142,747        9,898     9,000 shs.
 Marketing and                         1992      136,847        9,445    10,500 shs.
 Consumer Research
George H. Fougeron                     1994      142,708       10,210    12,062 shs.
 Vice President                        1993      129,162       18,759     9,000 shs.
 Franchise Operations                  1992      122,962       24,007     9,187 shs.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth for the Named Executive Officers the stock options granted by the Company in fiscal 1994 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements.

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                              INDIVIDUAL GRANTS (1)                                    ANNUAL RATES OF
- ---------------------------------------------------------------------------------        STOCK PRICE
                                        PERCENT OF TOTAL    EXERCISE                   APPRECIATION FOR
                                         OPTIONS GRANTED    OR BASE                     OPTION TERM(2)
                             OPTIONS     TO EMPLOYEES IN     PRICE     EXPIRATION  ------------------------
          NAME               GRANTED       FISCAL YEAR       ($/SH)       DATE        5%($)       10%($)
- -------------------------  -----------  -----------------  ----------  ----------  -----------  -----------
Michael P. Sullivan             19,250           5.9%       $   16.00     2/01/01  $   125,387  $   292,205
Edward A. Watson                15,850           4.9%           16.00     2/01/01      103,241      240,595
Mark S. Broin                   10,625           3.3%           16.00     2/01/01       69,207      161,282
Gary H. See                     13,500           4.1%           16.00     2/01/01       87,934      204,923
George H. Fougeron              12,062           3.7%           16.00     2/01/01       78,567      183,095

- ------------------------
(1) All stock options granted have an exercise price equal to the fair market value on the date of grant.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

    The following table sets forth for the Named Executive Officers the value realized from stock options exercised during fiscal 1994 and the number and value of exercisable and unexercisable stock options held at November 30, 1994.

                                                                   VALUE OF
                                               NUMBER OF          UNEXERCISED
                                              UNEXERCISED        IN-THE-MONEY
                                SHARES          OPTIONS           OPTIONS(1)
                             ACQUIRED ON    ----------------  -------------------
                               EXERCISE       EXERCISABLE/       EXERCISABLE/
                                 (#)         UNEXERCISABLE       UNEXERCISABLE
                            --------------  ----------------  -------------------
Michael P. Sullivan              None          18,900/45,700      $14,397/$20,375
Edward A. Watson                 None          17,325/35,275       13,497/ 16,675
Mark S. Broin                    None          13,193/23,307        9,203/ 11,188
Gary H. See                      None          15,750/29,250       12,270/ 14,250
George H. Fourgeron              None          14,449/26,300       10,737/ 12,718

                              CERTAIN TRANSACTIONS

    During fiscal 1993, the Company leased cars from a company the President of which is C. David Luther, a nominee for election to the Board of Directors and which is owned by Rudy Luther, a director of the Company, and in connection therewith paid to such company $795,702. During fiscal 1994, the Company utilized the services of a travel agency owned by Rudy Luther. The agency primarily is compensated for such services by airlines, hotels and others with which the agency makes travel arrangements for the Company. The Company believes that the lease payments for the cars and the services provided by the travel agency were as favorable as could have been obtained from nonaffiliated companies.

    During fiscal 1994, the Company paid the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., of which firm John W. Mooty, the Chairman of the Board of Directors and Executive Committee of the Company, is a member, $1,810,308 for legal services.

                         STOCKHOLDER RETURN COMPARISON

    Shown below is a line graph comparing the yearly dollar change in the cumulative total stockholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index and a "Peer" group of companies selected by the Company for the period November 30, 1989 through November 30, 1994. The graph and table assume the investment of $100 on November 30, 1989 in each of the Company's Common Stock, the NASDAQ Total Return Index, and the Peer Group.

                                   [GRAPH]

- ------------------------
(1) The Peer Group, each of which companies is engaged to varying degrees in the franchising of restaurants, includes the following: Carl Karcher Enterprises, Inc., Checkers Drive-In-Restaurants, Rally's Hamburgers Inc., Sbarro Inc., Sonic Corp., TCBY Enterprises Inc. and Wendys International Inc.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended November 30, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                       SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending November 30, 1995, it being intended that such appointment would be presented for ratification by the holders of Class B Common Stock. This firm audited the financial statements of the Company for the year ended November 30, 1994, and for prior years. Ernst & Young LLP will have representatives at the meeting who will have an opportunity to make a statement and will be able to respond to appropriate questions.

    In the event the holders of Class B Common Stock (the only class of stock entitled to vote on this matter) do not ratify the appointment of Ernst & Young LLP, the selection of other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that the holders of Class B Common Stock vote for ratification of the appointment of Ernst & Young LLP.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

    Please sign and return promptly the enclosed Proxy or Proxies if you are both a holder of Class A Common Stock and Class B Common Stock in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    Michael P. Sullivan
                                                         President
Dated: February 8, 1995

                                                                       EXHIBIT A

                        INTERNATIONAL DAIRY QUEEN, INC.
                               STOCK OPTION PLAN
                                    OF 1993

                     ARTICLE I.  ESTABLISHMENT AND PURPOSE

    1.1 ESTABLISHMENT. International Dairy Queen, Inc., a Delaware corporation ("Company"), hereby establishes a stock option plan for Employees and others providing services to the Company, as described herein, which shall be known as the "STOCK OPTION PLAN OF 1993" (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to Employees of the Company may constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code, and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board or the Committee shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

    1.2 PURPOSE. The purpose of this Plan is to enhance stockholder investment by attracting, retaining, motivating and rewarding key Employees and Consultants of the Company, and to encourage stock ownership by such Employees and Consultants by providing them with a means to acquire a proprietary interest in the Company's success.

                            ARTICLE II.  DEFINITIONS

    2.1 DEFINITIONS. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

    (a)"BOARD"  means the Board of Directors of the Company.

    (b)"CODE"  means the Internal Revenue Code of 1986, as amended.

    (c)"COMMITTEE"  shall mean the Committee provided for by Article IV hereof.

    (d)"COMPANY"  means International Dairy Queen, Inc., a Delaware corporation.

    (e)"CONSULTANT" means any person or entity, including an officer or director of the Company, who provides services (other than as an Employee) to the Company, and shall include a Non-Employee Director, as defined below.

    (f)"DATE OF EXERCISE" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise and shall be accompanied by payment therefor.

    (g)"EMPLOYEE" means any person, including an officer or director of the Company, who is employed by the Company in a full or part-time capacity.

    (h)"FAIR MARKET VALUE" means the fair market value of Stock upon which an option is granted under this Plan.

    (i)"INCENTIVE STOCK OPTION" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

    (j)"NON-EMPLOYEE DIRECTOR"   means  a member  of  the Board  who is  not  an
       employee of the Company or of any Subsidiary Corporation at the time an Option is granted hereunder.

    (k)"NONSTATUTORY OPTION" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board or the Committee shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

    (l)"OPTION" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

    (m)"OPTIONEE" means an Employee or Consultant holding an Option under the Plan.

    (n)"PARENT CORPORATION" shall have the meaning set forth in Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

    (o)"SUBSIDIARY  CORPORATION"   shall have the  meaning set  forth in Section
       424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

    (p)"SIGNIFICANT SHAREHOLDER"  means an individual who, within the meaning of
       Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

    (q)"STOCK"  means the Class A Common Stock, $.01 par value, of the Company.

    2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                  ARTICLE III.  ELIGIBILITY AND PARTICIPATION

    3.1 ELIGIBILITY AND PARTICIPATION. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board or the Committee from among those Employees and Consultants who, in the opinion of the Board or the Committee, have contributed or are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success; provided, however, that only the Committee shall have the power to select Optionees from among those Employees and Consultants who are directors or officers of the Company.

                          ARTICLE IV.  ADMINISTRATION

    4.1 ADMINISTRATION. The Board shall administer those portions of the Plan the administration of which is not delegated to the Committee by the Board or reserved to the Committee by the Plan. The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all determinations necessary or advisable for the administration of those portions of the Plan that it administers, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final, binding, and conclusive for all purposes and upon all persons.

    Those portions of the Plan pursuant to which Options are granted to Employees or Consultants who are also directors or officers of the Company shall be administered exclusively by the Company's Stock Option Committee, which shall consist of not less than two (2) members of the Board. The members of such Committee shall be Non-Employee Directors of the Company who have not, within twelve months prior to making any grant to an employee director or consultant director under this Plan, received any grant of equity securities or derivative securities of the Company pursuant to an employee benefit plan of the Company except a formula grant as defined in Rule 16b-3(c)(2) or similar or successor rule promulgated under the Securities and Exchange Act of 1934 (the "Act"). The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, its stockholders, its directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

    The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

    References herein to actions to be taken by the Board shall be deemed to refer to the Committee as well with respect to portions of the Plan administered by the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    4.2 SPECIAL PROVISIONS FOR GRANTS TO OFFICERS OR DIRECTORS. Rule 16b-3 under the Act provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisified. Unless otherwise specified by the Board or the Committee, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

                     ARTICLE V.  STOCK SUBJECT TO THE PLAN

    5.1 NUMBER. 600,000 shares (1,200,000 shares if proposed amendment is approved) of Stock are hereby reserved and made available for issuance under the Plan. The number of shares of Stock available under this Plan shall also be subject to adjustment as provided in Section 5.3. The shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

    5.2 UNUSED STOCK. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

    5.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                       ARTICLE VI.  DURATION OF THE PLAN

    6.1 DURATION OF THE PLAN. The Plan shall be in effect for ten years from the date of its approval by the stockholders of the Company. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                      ARTICLE VII.  TERMS OF STOCK OPTIONS

    7.1 GRANT OF OPTIONS. Subject to section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Board or the Committee; provided, however, that only the Committee may grant Options to directors of the Company; and that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board or the Committee shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board or the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Board or the Committee in its discretion shall deem relevant. The Board or the Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

    In addition to grants of Options made by the Board or the Committee as provided above, grants of Management Performance Options may be made to key management personnel pursuant to Section 7.8 hereof.

    In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".)

    Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

    The Board or the Committee is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

    7.2 NO TANDEM OPTIONS. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

    7.3 OPTION AGREEMENT; TERMS AND CONDITIONS TO APPLY UNLESS OTHERWISE SPECIFIED. As determined by the Board or the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board or the Committee may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation, if appropriate; and any other terms or conditions which the Board or the Committee may impose. All such terms and conditions shall be determined by the Board or the Committee at the time of grant of the Option.

    If not otherwise specified by the Board or the Committee, and except for certain different terms and conditions which are to apply to Management Performance Options granted pursuant to Section 7.8 hereof, the following terms and conditions shall apply to Options granted under the Plan:

    (a)TERM. The duration of the Option shall be seven (7) years from the date of grant (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder).

    (b)EXERCISE OF OPTION. Unless an Option is terminated as provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation of the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

        (i) After one (1) year of such continuous services, for up to but not in excess of one fourth of the shares originally subject to the Option;

        (ii) After two (2) years of such continuous services, for up to but not in excess of one half of the shares originally subject to the Option;

        (iii) After three (3) years of such continuous services, for up to but not in excess of three-fourths of the shares originally subject to the Option;

        (iv) At the expiration of the fourth (4th) year of such continuous services or upon the earlier retirement of an Optionee at the normal retirement age of sixty-five (65) or early retirement of the Optionee with the consent of the Company, the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of seven (7) years (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder) from the date on which it was granted.

    The Board or the Committee shall be free to specify terms and conditions other than those set forth above, in its discretion.

    All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

    7.4 OPTION PRICE. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board or the Committee and shall not be subject to the restrictions applicable to Incentive Stock Options.

    7.5 TERM OF OPTIONS. Each Option shall expire at such time as the Board or the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

    7.6 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board or the Committee shall in each instance approve, which need not be the same for all Optionees.

    7.7 PAYMENT. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Board or the Committee, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

    7.8 MANAGEMENT PERFOMANCE OPTIONS. The Board or the Committee may from time to time grant to Employees of the Company, a Subsidiary Corporation or a Parent Corporation Incentive Stock Options or Nonstatutory Options to purchase a number of shares of stock based on the extent to which Employee satisfies performance criteria established by the Board or the Committee; provided, however, that only the Committee may set performance criteria for and grant Management Performance Options to directors of the Company. These Options shall be designated "Management Performance Options." If not otherwise specified by the Board or the Committee, the following terms and conditions shall apply to Management Performance Options granted under the Plan:

    (a)TERM.  The duration of the  Management Performance Option shall be  seven
       (7) years from the date of grant.

    (b)EXERCISE OF OPTION. The Management Performance Option shall be immediately exercisable in whole or in part, at any time and from time to time, commencing on the date the Management Performance Option is granted.

    (c)OPTION PRICE. The Price at which the Management Performance Option will be exercisable will be the Fair Market Value of the Stock on the date the Management Performance Option is granted.

    (d)RETIREMENT. If an Optionee's employment with the Company or a Subsidiary Corporation or Parent Corporation of the Company terminates because of retirement at the normal retirement age of sixty-five (65) or early retirement with the consent of the Company, any Management Performance Options that are Nonstatutory Options shall remain in effect until their expiration.

    (e)OTHER TERMS.    Except  as  specified  above,  the  other  terms  of  the
       Management Performance Option shall be the same as the terms applicable to other Options granted under this Plan.

   ARTICLE VIII.  WRITTEN NOTICE, ISSUANCE OF STOCK CERTIFICATES, STOCKHOLDER
                                   PRIVILEGES

    8.1 WRITTEN NOTICE. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

    8.2 ISSUANCE OF STOCK CERTIFICATES. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

    8.3 PRIVILEGES OF A STOCKHOLDER. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

               ARTICLE IX.  TERMINATION OF EMPLOYMENT OR SERVICES

    9.1 DEATH. If an Optionee's employment in the case of an Employee, or, unless otherwise provided in the case of a Nonstatutory Option, provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death, unless otherwise provided in the case of Nonstatutory Options.

    9.2 TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH. In the event of an Optionee's termination of employment, in the case of an Employee, or, unless otherwise provided in the case of Nonstatutory Options, termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or retirement of persons holding Management Performance Options as provided in Section 7.8(d), or as otherwise provided in the case of Nonstatutory Options, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code Section 422, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In the case of Nonstatutory Options, the Board or the Committee may extend the three (3) month exercise period, or otherwise modify the terms of the Option; provided that, in any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

    In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board or the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

    9.3 TERMINATION FOR CAUSE. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate, unless otherwise provided by the Board or the Committee.

                        ARTICLE X.  RIGHTS OF OPTIONEES

    10.1 SERVICE. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

    10.2 NONTRANSFERABILITY. All Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

         ARTICLE XI.  OPTIONEE-EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE

    11.1  OPTIONEE-EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE.  For Plan purposes--

    (a) A transfer  of an  Optionee who  is an Employee  from the  Company to  a
       Subsidiary   Corporation  or   Parent  Corporation,  or   from  one  such
       Corporation to another, or

    (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board or the Committee.

       ARTICLE XII.  AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

    12.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan. No action of the Board, without approval of the stockholders, shall:

    (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V; or

    (b) change  the  class  of  Employees or  Consultants  eligible  to  receive
       Options.

    No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

               ARTICLE XIII.  ACQUISITION, MERGER, OR LIQUIDATION

    13.1 ACQUISITION. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this Section a controlling amount shall mean more than fifty percent (50%) of the issued and outstanding shares of Stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

    Where the Company does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

    13.2 MERGER OR CONSOLIDATION. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

    13.3 OTHER TRANSACTIONS. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Section 424(a) of the Code.

                     ARTICLE XIV.  SECURITIES REGISTRATION

    14.1 SECURITIES REGISTRATION. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

    Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                          ARTICLE XV.  TAX WITHHOLDING

    15.1 TAX WITHHOLDING. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         ARTICLE XVI.  INDEMNIFICATION

    16.1 INDEMNIFICATION. To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                       ARTICLE XVII.  REQUIREMENTS OF LAW

    17.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

    17.2   GOVERNING LAW.   The  Plan, and  all agreements  hereunder, shall  be
construed in accordance with and governed by the laws of the State of Minnesota.

                     ARTICLE XVIII.  EFFECTIVE DATE OF PLAN

    18.1   EFFECTIVE  DATE.   The Plan  shall be  effective on  the date  of its
approval by the stockholders of the Company.

                      ARTICLE XIX.  COMPLIANCE WITH CODE.

    19.1 COMPLIANCE WITH CODE. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Section 422A of the Code. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                 ARTICLE XX.  NO OBLIGATION TO EXERCISE OPTION.

    20.1 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

                        INTERNATIONAL DAIRY QUEEN, INC.     CLASS A COMMON STOCK
                         PROXY FOR CLASS A COMMON STOCK
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 8, 1995

    The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 8, 1995, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class A Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

    I.  / / Grant       authority to vote for the election of the following
        / / Withhold    persons to serve as directors (the Board recommends
                        that you GRANT this authority):

                             M. Sullivan                        F. Heit

          YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE
                                                NOMINEE'S NAME ON THE ABOVE LIST

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 8, 1995, receipt of which is hereby acknowledged.

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

    ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES.

    Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                              Dated: ____________________, 1995.

                                              ----------------------------------
                                                         (Signature)

                                              ----------------------------------
                                                  (Joint Owner's Signature)

                                              When signing as attorney,
                                              guardian,  executor, administrator
                                              or trustee, please give title.  If
                                              the   signer  is   a  corporation,
                                              please  give  the  full  corporate
                                              name,   and   sign   by   a   duly
                                              authorized  officer,  showing  the
                                              officer's  title. EACH joint owner
                                              is required to sign.

    PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY, YOUR COOPERATION WILL BE
                                  APPRECIATED

                        INTERNATIONAL DAIRY QUEEN, INC.     CLASS B COMMON STOCK
                         PROXY FOR CLASS B COMMON STOCK
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 8, 1995

    The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 8, 1995, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class B Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

    I.    / / Grant       authority to vote for the election of
          / / Withhold    the following persons to serve as
                          directors (the Board recommends that you
                          GRANT this authority):

                   E. Dorn, Jr.    C.D. Luther    J.W. Mooty    R.
              Giertsen    R. Mithun    R. Schweigert    J.N. Mooty

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE NOMINEE'S
                             NAME ON THE ABOVE LIST

   II.    / / For         approving an amendment to the Company's
          / / Against     Stock Option Plan of 1993 to increase
          / / Abstain     the shares of Class A Common Stock
                          issuable thereunder from 600,000 shares
                          to 1,200,000 shares (the Board
                          recommends you vote FOR this proposal).

  III.    / / For         approving the appointment of Ernst &
          / / Against     Young by the Board of Directors as the
          / / Abstain     independent auditors of the Company for
                          the fiscal year ending November 30, 1995
                          (the Board recommends you vote FOR this
                          proposal).

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

  III.    / / Grant       authority to vote, in their discretion,
          / / Withhold    upon such other business as may properly
                          come before the meeting (the Board of
                          Directors recommends that you GRANT this
                          authority).

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 8, 1995, receipt of which is hereby acknowledged.

    ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES, TO APPROVE THE AMENDMENT OF THE STOCK OPTION PLAN OF 1993, TO APPROVE THE APPOINTMENT OF ERNST & YOUNG AND IN ACCORDANCE WITH THE PROXIES' DISCRETION IN CONNECTION WITH SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                             Dated: _____________________, 1995.

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                  (Joint Owner's Signature)

                                             When signing as attorney, guardian,
                                             executor, administrator or trustee,
                                             please give title. If the signer is
                                             a corporation, please give the full
                                             corporate name, and sign by a  duly
                                             authorized   officer,  showing  the
                                             officer's title.  EACH joint  owner
                                             is required to sign.

    PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY, YOUR COOPERATION WILL BE
                                  APPRECIATED